UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2022

REGIS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-12725	41-0749934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)
3701 Wayzata Boulevard
Minneapolis, MN 55416
(Address of principal executive offices and zip code)
(952) 947-7777
(Registrant's telephone number, including area code)
(Not applicable)
(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.05 per share	RGS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Regis Corporation

Current Report on Form 8-K

ITEM 3.01    NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On June 13, 2022, Regis Corporation (the “Company”) received written notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that the Company no longer satisfies the continued listing compliance standards set forth under: (a) Section 802.01B of the NYSE Listed Company Manual, because the average global market capitalization of the Company over a consecutive 30 trading-day period was less than $50 million and, at the same time, the Company’s last reported stockholders’ equity was less than $50 million (the “Market Capitalization Deficiency”); and (b) Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”), because the average closing price of the Company’s common stock was less than $1.00 per share over a consecutive 30 trading-day period (the “Share Price Deficiency”). As set forth in the Notice, as of June 10, 2022, the 30 trading-day average price of the Company’s common stock was $0.89. As of June 10, 2022, the 30 trading-day average market capitalization was $40.7 million, and its last reported stockholders’ equity was $11.1 million as of March 31, 2022.

As required by the NYSE, the Company intends to timely notify the NYSE of its intent to cure the deficiencies and restore its compliance with the NYSE continued listing standards. Pursuant to Section 802.02, the Company has 45 days from its receipt of the Notice with respect to the Market Capitalization Deficiency to submit a plan advising the NYSE of definitive actions the Company has taken, or is taking, to bring it into conformity with the market capitalization listing standard within 18 months of receipt of the Notice. The Company intends to develop and submit a plan to bring it into compliance with the listing standards within the required timeframe by pursuing measures that are in the best interests of the Company and its shareholders. If the NYSE accepts the plan, the Company’s common stock will continue to be listed on the NYSE during the 18-month period, subject to compliance with other NYSE continued listing standards and continued periodic review by the NYSE of the Company’s progress with respect to its plan.

Pursuant to Section 802.01C, the Company has a period of six months following receipt of the Notice with respect to the Share Price Deficiency to regain compliance with the minimum share price requirement, with the possibility of extension at the discretion of the NYSE. In order to regain compliance, on the last trading day in any calendar month during the cure period, the Company's common stock must have: (i) a closing price of at least $1.00 per share; and (ii) an average closing price of at least $1.00 per share over the 30 trading-day period ending on the last trading day of such month. The Company intends to develop and submit a plan to bring it into compliance with the listing standards within the required timeframe by pursuing measures that are in the best interests of the Company and its shareholders.

The notice has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on the NYSE during the period, subject to the Company’s compliance with the other continued listing requirements of the NYSE. The Company’s common stock will continue to trade on the NYSE under the symbol “RGS” with the added designation of “.BC” to indicate the status of the shares as “below criteria.” If the Company does not submit a plan to cure the Market Capitalization Deficiency on a timely basis, if the plan is not accepted, or is accepted but the Company does not make progress consistent with the plan during the plan period, or if the Company does not regain compliance with the minimum share price requirement, the Company’s common stock will be subject to suspension and delisting from the NYSE. If the Company’s common stock ultimately were to be delisted, it could negatively impact the Company by reducing the liquidity and market price of the common stock.

The NYSE notification does not affect the Company’s business operations or its Securities and Exchange Commission reporting obligations and does not result in a default under the Company’s material debt or other agreements. The Company is considering all available options to regain compliance with the NYSE’s continued listing standards. The Company can provide no assurances that it will be able to satisfy any of the steps outlined above and maintain the listing of its shares on the NYSE.

ITEM 7.01 REGULATION FD DISCLOSURE.

As required under the NYSE rules, the Company issued a press release on June 14, 2022, announcing that it had received a notice of noncompliance, furnished as Exhibit 99.1 hereto.

Forward-Looking Statements

This report contains or may contain “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” “forecast,” “expect,” “estimate,” “anticipate,” “intend” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. These factors include our ability to regain compliance with the NYSE listing requirements, future compliance with such requirements, potential future application of suspension and delisting procedures and future quotation of our common stock, and other potential factors that could affect future financial and operating results as set forth under Item 1A of our Form 10-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number

99.1	Press Release, dated June 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: June 14, 2022	By:	/s/ Andra Terrell
Andra Terrell General Counsel and Corporate Secretary